UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive
	Las Vegas, NV	89144
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              (702) 851-7300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.001	ALGT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on April 20, 2020 (the “PSP Closing Date”), Allegiant Air, LLC, our wholly-owned subsidiary (“Allegiant Air”), entered into a Payroll Support Program Agreement (the “PSP Agreement”) with the U.S. Department of the Treasury (the “Treasury”) with respect to the grant program (the “Payroll Support Program”) under the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”). In connection with Allegiant Air’s entry into the PSP Agreement, on the PSP Closing Date, Allegiant Travel Company (“ALGT”) entered into a Warrant Agreement (the “Warrant Agreement”) with the Treasury under which we (the “Company”) are required to issue warrants (“Warrants”) to the Treasury upon receipt of subsequent funding under the Payroll Support Program. The Warrant Agreement entitles Treasury to customary registration rights.

On October 9, 2018, ALGT filed a shelf registration statement on Form S-3 (File No. 333-227737) (the “Registration Statement”). The Registration Statement provides for the sale of securities, including shares of common stock and warrants of the Company, from time to time by the Company, its subsidiaries and selling security holders who may be named in a prospectus supplement. On the date hereof, the Company filed a prospectus supplement (the “Prospectus Supplement”) providing for the resale of certain Warrants by one or more selling security holders from time to time, as well as the resale of up to 1,792 shares of common stock issuable upon exercise of such Warrants (the “Shares”).

Greenberg Traurig LLP, Nevada counsel to the Company, has issued a legal opinion relating to such Warrants and the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to each of the Warrant Agreement and the Form of Warrant, each of which Exhibit is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of Greenberg Traurig, LLP.
23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2020	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory C. Anderson
	Name:	Gregory C. Anderson
	Title:	Chief Financial Officer

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